SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                    ------------------------


                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF

               THE SECURITIES EXCHANGE ACT OF 1934





 Date of Report (Date of Earliest Event Reported): April 6, 1998


                     ETS INTERNATIONAL, INC.
     (Exact name of Registrant as specified in its charter)


          Virginia        00019678       54-1414643
          (State or other (Commission    (IRS Employer
          jurisdiction of File Number)   Identification No.)
          incorporation)


          1401 Municipal Road, NW
          Roanoke, Virginia                         24012
          (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (540) 265-0004


                         Not Applicable
----------------------------------------------------------------------------
  (Former name or former address, if changed since last report)
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     Item 8.
     ------


     By action effective April 6, 1998, the Board of Directors of ETS International, Inc. (the "Company") determined to change the fiscal year-end of the Company from May 31 to March 31. The Company intends to file an Annual Report on Form 10-K to cover the transition period from June 1, 1997 to March 31, 1998.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ETS INTERNATIONAL, INC.



                              By   s/James B. Quarles
                                   --------------------------
                                   James B. Quarles
                                   President and Chief Executive
                                   Officer

Date: April 6, 1998
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